UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report)	February 3, 2014
(Date of earliest event reported)	January 31, 2014

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.01. Change in Control of Registrant

As previously disclosed, on January 8, 2014, the Board of Directors of ONEOK, Inc. (“ONEOK”) formally approved the distribution of all of the shares of common stock, par value $0.01 per share (the “ONE Gas Common Stock”), of ONE Gas, Inc. (“ONE Gas”) to ONEOK’s shareholders. The distribution was completed effective 5:00 p.m. Central Time on January 31, 2014 (the “Distribution Date”) by way of a pro rata dividend to ONEOK shareholders of record on January 21, 2014. Each ONEOK shareholder of record received one share of ONE Gas Common Stock for every four shares of common stock of ONEOK. ONE Gas was a 100% owned subsidiary of ONEOK immediately prior to the distribution. Following the completion of the distribution, ONE Gas is an independent, publicly traded company, and ONEOK retains no ownership interest in ONE Gas.

A description of the distribution is disclosed in ONE Gas’ Information Statement related to the distribution, which has been previously filed as Exhibit 99.1 to ONE Gas’ Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 23, 2014, and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Directors

In connection with the distribution, the Board of Directors of ONE Gas (the “ONE Gas Board”) approved the election of certain individuals to serve as directors on the ONE Gas Board as referenced below.

Robert B. Evans

Effective as of the Distribution Date, Robert B. Evans joined the ONE Gas Board and became a member of the Audit Committee, the Executive Compensation Committee and the Corporate Governance Committee. Biographical information about Mr. Evans and information about director compensation and material arrangements with ONE Gas is disclosed in ONE Gas’ Information Statement related to the distribution, which has been previously filed as Exhibit 99.1 to ONE Gas’ Current Report on Form 8-K filed with the SEC on January 23, 2014, and is incorporated herein by reference.

Michael G. Hutchinson

Effective as of the Distribution Date, Michael G. Hutchinson joined the ONE Gas Board and became chairman of the Audit Committee and a member of the Executive Compensation Committee and the Corporate Governance Committee. Biographical information about Mr. Hutchinson and information about director compensation and material arrangements with ONE Gas is disclosed in ONE Gas’ Information Statement related to the distribution, which has been previously filed as Exhibit 99.1 to ONE Gas’ Current Report on Form 8-K filed with the SEC January 23, 2014, and is incorporated herein by reference.

Pattye L. Moore

Effective as of the Distribution Date, Pattye L. Moore joined the ONE Gas Board and became chairman of the Executive Compensation Committee and a member of the Audit Committee and the Corporate Governance Committee. Biographical information about Ms. Moore and information about director compensation and material arrangements with ONE Gas is disclosed in ONE Gas’ Information Statement related to the distribution, which has been previously filed as Exhibit 99.1 to ONE Gas’ Current Report on Form 8-K filed with the SEC on January 23, 2014, and is incorporated herein by reference.

Eduardo A. Rodriguez

As previously disclosed, in connection with the distribution, Eduardo A. Rodriguez joined the ONE Gas Board and became a member of the Audit Committee effective as of January 15, 2014. Effective as of the Distribution Date, Mr. Rodriguez also became chairman of the Corporate Governance Committee and a member of the Executive Compensation Committee of the ONE Gas Board. Biographical information about Mr. Rodriguez and information about director compensation and material arrangements with ONE Gas is disclosed in ONE Gas’ Information Statement related to the distribution, which has been previously filed as Exhibit 99.1 to ONE Gas’ Current Report on Form 8-K filed with the SEC on January 23, 2014, and is incorporated herein by reference.

Douglas H. Yaeger

Effective as of the Distribution Date, Douglas H. Yaeger joined the ONE Gas Board and became a member of the Audit Committee, the Executive Compensation Committee and the Corporate Governance Committee. Biographical information about Mr. Yaeger and information about director compensation and material arrangements with ONE Gas is disclosed in ONE Gas’ Information Statement related to the distribution, which has been previously filed as Exhibit 99.1 to ONE Gas’ Current Report on Form 8-K filed with the SEC on January 23, 2014, and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the distribution, effective January 31, 2014, ONE Gas amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and its By-Laws (the “Amended and Restated By-Laws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws is included under the section entitled “Description of Capital Stock” in ONE Gas’ Information Statement related to the distribution, which has been previously filed as Exhibit 99.1 to ONE Gas’ Current Report on Form 8-K filed with the SEC on January 23, 2014, and is incorporated herein by reference. The description is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation and the Amended and Restated By-Laws, which have previously been filed Exhibits 4.5 and 4.6, respectively, to ONE Gas’ Registration Statement on Form S-8 (File No. 333-193690) filed with the SEC on January 31, 2014, and each of which is incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with the distribution, the ONE Gas Board adopted a Code of Business Conduct and Ethics. A copy of the Code of Business Conduct and Ethics is available on ONE Gas’ website, www.onegas.com.

Item 8.01. Other Events

On February 3, 2014, ONE Gas issued a news release announcing completion of the distribution as described in Item 5.01 above. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference from Exhibit 4.5 to ONE Gas, Inc.’s Registration Statement on Form S-8 filed on January 31, 2014 (File No. 333-193690))

3.2	Amended and Restated By-Laws (incorporated by reference from Exhibit 4.6 to ONE Gas, Inc.’s Registration Statement on Form S-8 filed on January 31, 2014 (File No. 333-193690))

99.1	News release, dated February 3, 2014

99.2	ONE Gas, Inc. Information Statement, dated January 20, 2014 (incorporated by reference from Exhibit 99.1 to ONE Gas, Inc.’s Current Report on Form 8-K filed on January 23, 2014 (File No. 001-36108))

SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date: February 3, 2014	By:	/s/ Curtis L. Dinan
Curtis L. Dinan Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation (incorporated by reference from Exhibit 4.5 to ONE Gas, Inc.’s Registration Statement on Form S-8 filed on January 31, 2014 (File No. 333-193690))

3.2	Amended and Restated By-Laws (incorporated by reference from Exhibit 4.6 to ONE Gas, Inc.’s Registration Statement on Form S-8 filed on January 31, 2014 (File No. 333-193690))

99.1	News release, dated February 3, 2014

99.2	ONE Gas, Inc. Information Statement, dated January 20, 2014 (incorporated by reference from Exhibit 99.1 to ONE Gas, Inc.’s Current Report on Form 8-K filed on January 23, 2014 (File No. 001-36108))

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